UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 4, 2004

ANNTAYLOR STORES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10738	13-3499319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142 West 57th Street

New York, New York 10019

(Address, including Zip Code, of Registrant’s Principal Executive Offices)

(212) 541-3300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In connection with Kay Krill’s promotion to President of AnnTaylor Stores Corporation (the “Company”), the Company awarded to Ms. Krill (on November 4, 2004) under its 2003 Equity Incentive Plan a grant of stock options (“Options”) to purchase 150,000 shares of Company common stock and a grant of 100,000 shares of performance-based restricted stock (“Restricted Stock”). The Options have an exercise price of $22.27, the fair market value of the Company’s common stock on the date of the grant, and will vest in three equal annual installments beginning with the first anniversary of the grant date. Subject to achievement of certain performance measures established by the Board of Directors under its Long Term Cash Incentive Compensation Plan (“LTIP Plan”), the Restricted Stock will vest in three equal annual installments on the day following each Compensation Committee meeting in which the Compensation Committee certifies that such performance measures for the applicable vesting period set forth in the Restricted Stock agreement have been achieved. The first vesting date is the day following the Compensation Committee meeting regarding the performance of fiscal year 2005.

The forms of stock option and restricted stock agreements relating to the Options and Restricted Stock granted to Ms. Krill are attached to this report as Exhibits 10.1 and 10.2. See Item 5.02 below for a description of Ms. Krill’s employment relationship with the Company.

ITEM 5.02.     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Kay Krill was elected President and a Director of the Company on November 5, 2004. She will not serve on any committee of the Board. Ms. Krill, 49, has been President of AnnTaylor Loft since 2001 and was Executive Vice President, Merchandise and Design of AnnTaylor Loft from 1998 to 2001.

Ms. Krill and the Company are parties to an employment agreement (“Employment Agreement”), dated January 29, 2004, filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 25, 2004 and incorporated herein by reference. Effective as of November 1, 2004, Ms. Krill’s base salary was increased to $950,000, her Performance Percentage under the Company’s Management Performance Compensation Plan was increased to 80% per annum, and her Target Award under the LTIP Plan was increased to 50%. All other terms of the Employment Agreement remain unchanged. Ms. Krill also received grants of Options and Restricted Stock, as set forth in Item 1.01 above.

ITEM 7.01.     REGULATION FD DISCLOSURE.

The Company issued a press release dated November 8, 2004. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

10.1	Form of Non-Statutory Stock Option Agreement (three year time-vesting) under the 2003 Equity Incentive Plan, as amended.

10.2	Form of Restricted Stock Award Agreement (performance-vesting) under the 2003 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNTAYLOR STORES CORPORATION

Date: November 9, 2004	By:	/s/ Barbara K. Eisenberg
Barbara K. Eisenberg Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Non-Statutory Stock Option Agreement (three year time-vesting) under the 2003 Equity Incentive Plan, as amended.

10.2	Form of Restricted Stock Award Agreement (performance-vesting) under the 2003 Equity Incentive Plan, as amended.

99.1	Press Release issued by AnnTaylor Stores Corporation on November 8, 2004.